UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08253

The Boyar Value Fund, Inc.
(Exact name of registrant as specified in charter)

32 West 39th Street, 9th Floor New York, NY	10018
(Address of principal executive offices)	(Zip code)

Mr. Mark A. Boyar , Boyar Value Fund, Inc.
32 West 39th Street, 9th Floor New York, NY 10018
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 995-8300

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2025

Item 1. Reports to Stockholders.

(a)	Tailored Shareholder Report

Boyar Value Fund, Inc.

Class A (BOYAX)

Annual Shareholder Report - December 31, 2025

Fund Overview

This annual shareholder report contains important information about Boyar Value Fund, Inc. for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://www.boyarassetmanagement.com/individual-investors-boyar-value-fund. You can also request this information by contacting us at 1-800-266-5566.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$184	1.73%

How did the Fund perform during the reporting period?

In 2025, the Boyar Value Fund returned 12.37%. Due to the large position sizing of certain holdings, company-specific factors were the largest determinant of investment returns.

Below please find the performance and weights of the five largest fund holdings.

    • Microsoft — 9.23% weight; +15.34% return

    • Ameriprise Financial — 9.16% weight; -6.82% return

    • Home Depot — 7.31% weight; -9.31% return

    • JPMorgan Chase — 6.79% weight; +36.98% return

    • Uber Technologies — 5.97% weight; +35.46% return

Strongest and Weakest Performing Holdings for the Boyar Value Fund (Black Diamond data):

    • Strongest performers: Sphere Entertainment (+135.46%)CVS Health (+84.07%), and Alphabet (+66.00%).

    • Weakest performers: Comcast (-17.25%), United Parcel Service (-15.51%), and IAC (-15.35%).

Largest Contributors and Detractors to Performance for the Boyar Value Fund (Black Diamond data):

    • Largest contributors: JPMorgan Chase (6.79% weight; +2.81% contribution), Uber Technologies (5.97%; +2.34% contribution), and Bank of New York Mellon (5.33%; +2.05% contribution).

    • Largest detractors: Home Depot (7.31%; -0.49% detraction), Comcast (1.43%; -0.35% detraction), and United Parcel Service (1.79%; -0.21% detraction).

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Boyar Value Fund
S&P 500® Index
S&P Composite 1500 Value Index TR
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$39,827
$30,058
$18,333
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024
Dec-2025

	Boyar Value Fund	S&P 500® Index	S&P Composite 1500 Value Index TR
Dec-2015	$9,500	$10,000	$10,000
Dec-2016	$10,168	$11,196	$11,849
Dec-2017	$11,742	$13,640	$13,626
Dec-2018	$10,907	$13,042	$12,360
Dec-2019	$12,995	$17,149	$16,230
Dec-2020	$13,545	$20,304	$16,491
Dec-2021	$16,066	$26,132	$20,678
Dec-2022	$12,830	$21,399	$19,547
Dec-2023	$14,643	$27,025	$23,778
Dec-2024	$16,315	$33,786	$26,666
Dec-2025	$18,333	$39,827	$30,058

Average Annual Total Returns

	1 Year	5 Years	10 Years
Boyar Value Fund
Without Load	12.37%	6.24%	6.80%
With Load	6.75%	5.16%	6.25%
S&P 500® Index	17.88%	14.42%	14.82%
S&P Composite 1500 Value Index TR	12.72%	12.76%	11.63%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call 1-800-266-5566.

Fund Statistics

Net Assets	$20,402,970
Number of Portfolio Holdings	32
Advisory Fee	$106,439
Portfolio Turnover	1%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	98.9%
Money Market Funds	1.1%

What did the Fund invest in?

Sector Weighting (% of net assets)

Consumer Discretionary
28.2%
Financials
27.0%
Communications
15.6%
Technology
14.3%
Health Care
5.5%
Industrials
5.2%
Consumer Staples
3.3%
Money Market Funds
1.1%
Liabilities in Excess of Other Assets
-0.2%

Value	Value
Liabilities in Excess of Other Assets	-0.2%
Money Market Funds	1.1%
Consumer Staples	3.3%
Industrials	5.2%
Health Care	5.5%
Technology	14.3%
Communications	15.6%
Financials	27.0%
Consumer Discretionary	28.2%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Microsoft Corporation	9.2%
Ameriprise Financial, Inc.	9.2%
Home Depot, Inc. (The)	7.3%
JPMorgan Chase & Company	6.8%
Uber Technologies, Inc.	6.0%
Bank of America Corporation	5.7%
Bank of New York Mellon Corporation (The)	5.3%
Madison Square Garden Sports Corporation	4.6%
Walt Disney Company (The)	3.9%
Atlanta Braves Holdings, Inc., Series C	3.8%

Material Fund Changes

No material changes occurred during the year ended December 31, 2025.

Boyar Value Fund, Inc. - Class A (BOYAX)

Annual Shareholder Report - December 31, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.boyarassetmanagement.com/individual-investors-boyar-value-fund), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123125-BOYAX

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	See Item 19(a)(1)

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the fund does not have an audit committee financial expert serving on its audit committee, as defined in Item 3 of Form N-CSR.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2025     $16,300

2024     $16,100

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2025     $3,200

2024     $2,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended December 31, 2025 and 2024, respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended December 31, 2025 and 2024, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable to open-end investment companies

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

# The Boyar Value Fund, Inc.

**BOYAX**

## Annual Financial Statements and Additional Information
## December 31, 2025

**Mutual Funds: • are not FDIC insured • have no bank guarantee • may lose value**

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2025

Shares		Fair Value
	COMMON STOCKS — 99.1%
	ASSET MANAGEMENT - 9.2%
3,820	Ameriprise Financial, Inc.	$1,873,099

	BANKING - 12.5%
21,191	Bank of America Corporation	1,165,505
4,310	JPMorgan Chase & Company	1,388,768
		2,554,273
	BEVERAGES - 0.7%
1,909	Coca-Cola Company (The)	133,458

	BIOTECH & PHARMA - 3.6%
3,540	Bristol-Myers Squibb Company	190,948
1,250	Johnson & Johnson	258,688
11,810	Pfizer, Inc.	294,068
		743,704
	CABLE & SATELLITE - 1.4%
9,788	Comcast Corporation, Class A	292,563

	COMMERCIAL SUPPORT SERVICES - 1.5%
1,600	UniFirst Corporation	308,640

	ENTERTAINMENT CONTENT - 6.1%
4,793	Sphere Entertainment Company(a)	455,718
7,020	Walt Disney Company (The)	798,665
		1,254,383
	FOOD - 1.7%
6,650	Mondelez International, Inc., Class A	357,970

	HEALTH CARE FACILITIES & SERVICES - 1.9%
4,800	CVS Health Corporation	380,928

	HOME & OFFICE PRODUCTS - 1.7%
5,830	Scotts Miracle-Gro Company (The)	340,181

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Shares		Fair Value
	COMMON STOCKS — 99.1% (Continued)
	INSTITUTIONAL FINANCIAL SERVICES - 5.3%
9,387	Bank of New York Mellon Corporation (The)	$1,089,737

	INTERNET MEDIA & SERVICES - 10.3%
2,000	Alphabet, Inc., Class A	626,000
7,750	Match Group, Inc.	250,248
14,948	Uber Technologies, Inc.(a)	1,221,401
		2,097,649
	LEISURE FACILITIES & SERVICES - 14.6%
19,727	Atlanta Braves Holdings, Inc., Series C(a)	778,229
5,639	Madison Square Garden Entertainment Corporation(a)	303,886
3,644	Madison Square Garden Sports Corporation(a)	942,520
2,220	McDonald’s Corporation	678,499
7,020	MGM Resorts International(a)	256,160
		2,959,294
	LEISURE PRODUCTS - 2.4%
6,080	Acushnet Holdings Corporation	485,306

	MACHINERY - 1.9%
16,644	Mueller Water Products, Inc., Class A	396,460

	RETAIL - DISCRETIONARY - 7.3%
4,345	Home Depot, Inc. (The)	1,495,115

	SOFTWARE - 10.8%
3,903	Microsoft Corporation	1,887,569
3,645	SS&C Technologies Holdings, Inc.	318,646
		2,206,215
	TECHNOLOGY HARDWARE - 3.5%
9,230	Cisco Systems, Inc.	710,987

	TRANSPORTATION & LOGISTICS - 1.8%
3,690	United Parcel Service, Inc., Class B	366,011

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2025

Shares		Fair Value
	COMMON STOCKS — 99.1% (Continued)
	WHOLESALE - CONSUMER STAPLES - 0.9%
2,460	Sysco Corporation	$181,277

	TOTAL COMMON STOCKS (Cost $6,706,772)	20,227,250

	SHORT-TERM INVESTMENT — 1.1%
	MONEY MARKET FUND - 1.1%
223,582	Dreyfus Institutional Preferred Government, Hamilton Class, 3.63%(b) (Cost $223,582)	223,582

	TOTAL INVESTMENTS - 100.2% (Cost $6,930,354)	$20,450,832
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(47,862)
	NET ASSETS - 100.0%	$20,402,970

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of December 31, 2025.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025

ASSETS
Investment securities, at cost	$6,930,354
Investment securities, at value	$20,450,832
Dividends and interest receivable	9,981
Prepaid expenses and other assets	8,567
TOTAL ASSETS	20,469,380

LIABILITIES
Advisory fees payable	11,592
Payable to service providers	25,455
Audit fees payable	18,995
Accrued Director fees	1,749
Accrued expenses and other liabilities	8,619
TOTAL LIABILITIES	66,410
NET ASSETS	$20,402,970

Net Assets Consist Of:
Paid in capital	$6,560,413
Accumulated earnings	13,842,557
NET ASSETS	$20,402,970

Shares of capital stock outstanding (1,000,000,000 shares authorized, $0.001 par value)	624,962
Net asset value and redemption price per share (Net assets ÷ shares outstanding) (a)	$32.65
Maximum offering price per share (maximum sales charge of 5.00%) (b)	$34.37

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2025

INVESTMENT INCOME
Dividends	$367,894
Interest	17,096
TOTAL INVESTMENT INCOME	384,990

EXPENSES
Investment advisory fees	106,439
Distribution (12b-1) fees	53,220
Administrative services fees	58,362
Legal fees	31,456
Transfer agent fees	29,521
Accounting services fees	22,749
Audit fees	19,870
Compliance officer fees	18,980
Printing and postage expenses	10,796
Directors’ fees and expenses	10,130
Registration fees	6,037
Custodian fees	5,803
Insurance expense	1,174
Other expenses	7,423
TOTAL EXPENSES	381,960
Less: Fees waived by the Administrator	(15,000)
NET EXPENSES	366,960
NET INVESTMENT INCOME	18,030

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain from:
Security transactions	1,203,976
In-kind redemptions	5,325,140
Total net realized gain	6,529,116
Net change in unrealized appreciation/(depreciation) of investments	(3,761,177)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,767,939

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,785,969

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31, 2025	December 31, 2024
FROM OPERATIONS
Net investment income	$18,030	$51,060
Net realized gain from security transactions	1,203,976	1,992,550
Net realized gain from in-kind redemptions	5,325,140	—
Net change in unrealized appreciation (depreciation) on investments	(3,761,177)	1,129,163
Net increase in net assets resulting from operations	2,785,969	3,172,773

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions from earnings (Note 8)	(889,222)	(2,038,161)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	483,984	253,058
Net asset value of shares issued in reinvestment of distributions to shareholders	806,758	1,909,087
Payments for shares redeemed	(10,013,113)	(4,986,494)
Net decrease in net assets from capital share transactions	(8,722,371)	(2,824,349)

TOTAL DECREASE IN NET ASSETS	(6,825,624)	(1,689,737)

NET ASSETS
Beginning of Year	27,228,594	28,918,331
End of Year	$20,402,970	$27,228,594

CAPITAL SHARE ACTIVITY
Shares Sold	15,185	8,098
Shares Reinvested	24,869	60,702
Shares Redeemed	(311,259)	(158,316)
Net decrease in shares outstanding	(271,205)	(89,516)

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year Presented

	For the		Year		Year	Year	Year
	Year Ended		Ended		Ended	Ended	Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$30.38		$29.34		$25.84	$32.52	$27.53

Activity from investment operations:
Net investment income (loss) (1)	0.03		0.05		0.11	0.13	(0.03)
Net realized and unrealized gain (loss) on investments	3.72		3.38		3.54	(6.68)	5.15
Total from investment operations	3.75		3.43		3.65	(6.55)	5.12

Paid-in-Capital from Redemption Fees (1)	—		—		0.00 (2)	—	—

Less distributions from:
Net investment income	(0.04)		(0.05)		(0.12)	(0.12)	—
Net realized gains	(1.44)		(2.34)		(0.03)	(0.01)	(0.13)
Total distributions	(1.48)		(2.39)		(0.15)	(0.13)	(0.13)

Net Asset Value, End of Year	$32.65		$30.38		$29.34	$25.84	$32.52

Total Return (3)	12.37%		11.42%		14.13%	(20.14)%	18.61%

Net Assets, End of Year	$20,402,970		$27,228,594		$28,918,331	$25,610,402	$32,762,135

Ratio of gross expenses to average net assets	1.79	% (5)	1.73	% (5)	1.71%	1.64%	1.53%
Ratio of net expenses to average net assets	1.73%		1.71%		1.71%	1.64%	1.55	% (4)
Ratio of net investment income (loss) to average net assets	0.08%		0.18%		0.41%	0.46%	-0.08%
Portfolio Turnover Rate	1	% (6)	4%		0%	0%	1%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees.

(4)	Represents the ratio of expenses to average net assets inclusive of expense recapture by the Adviser.

(5)	Represents the ratio of expenses to average net assets absent fee waivers by the Administrator.

(6)	Portfolio turnover rate excludes portfolio securities delivered as a result of processing the in-kind redemptions.

See accompanying notes to financial statements.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2025

1.	ORGANIZATION

Boyar Value Fund, Inc. (the “Fund”) was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund’s investment objective is long-term capital appreciation.

Under the Fund’s organizational documents, its officers and Board of Directors (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Segment Reporting – An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is comprised of the portfolio manager and Chief Financial Officer of the Trust. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Accounting Pronouncement – The Fund adopted the FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”), which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. The amendments in this ASU are intended to address investor requests for more transparency about income tax information and to improve the effectiveness of income tax disclosures. The Fund’s adoption of ASU 2023-09 did not have a material impact on the Fund’s financial statements.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025

subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2025 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$20,227,250	$—	$—	$20,227,250
Short-Term Investment	223,582	—	—	223,582
Total	$20,450,832	$—	$—	$20,450,832

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions paid and distributed to shareholders are recorded on ex-dividend date.

Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund will recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2022 to December 31, 2024, or expected to be taken in the Fund’s December 31, 2025 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Maryland and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2025, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $256,979 and $2,189,539, respectively. Proceeds from sales of in-kind portfolio securities amounted to $7,238,964 for the year ended December 31, 2025.

4.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2025, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$6,930,354	$13,544,486	$(24,008)	$13,520,478

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH SERVICE PROVIDERS

Boyar Asset Management, Inc. (the “Adviser”) provides continuous advisory services to the Fund and Northern Lights Distributors, LLC (the “Distributor”) acts as distributor of the Fund’s shares.

Pursuant to an Investment Advisory Agreement among the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended December 31, 2025, the Fund incurred $106,439 in advisory fees.

Pursuant to a written contract, the Adviser has agreed to waive a portion of its advisory fees and the to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to limit the Fund’s total annual operating expenses (subject to the same exclusions) to 1.75% of the Fund’s average daily net assets

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025

(the “expense limitation”). The Adviser is permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund’s expense ratio is less than the expense limitation. The Adviser has agreed to maintain this expense limitation through at least May 1, 2026. At December 31, 2025 the Adviser did not waive any of its fees and had no available recapture.

The Fund has adopted a Shareholder Servicing and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. For the year ended December 31, 2025, the Fund incurred $53,220 in distribution (12b-1) fees.

For the year ended December 31, 2025, the Distributor received $0 from front-end sales charges, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Ultimus Fund Solutions, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain Directors and officers of the Fund are also officers of the Adviser or UFS, and are not paid any fees directly by the Fund for serving in such capacities. A portion of these fees were waived through September 30, 2025, as disclosed as Fees waived by the Administrator on the Statement of Operations.

In addition, certain affiliates of UFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Custody Administration

Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York Mellon (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. UFS receives a portion of these fees for performing certain custody

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025

administration services. UFS’s share of such fees collected for the year ended December 31, 2025 was $1,645. The Custodian fees listed in the Statement of Operations include the fees paid to UFS as Custody Administrator.

Directors

The Fund pays each Director an annual fee of $3,000 and $500 for each meeting attended. Expenses incurred in connection with attendance at board meetings may be reimbursed. No employee of the Adviser, UFS or any of their respective affiliates will receive any compensation from the Fund for acting as either an officer or Director. None of the executive officers receive any compensation from the Fund.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2025, National Financial Services LLC held approximately 72.6% of the voting securities of the Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. This fee does not apply to shares acquired through reinvestment of dividends and other distributions. For certain purchases of $1 million or more the Fund may also assess a contingent deferred sales charge of 1.00% to redemptions made within twelve months of purchase. For the years ended December 31, 2025 and December 31, 2024, the Fund had $0 in redemption fees.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2025 and December 31, 2024 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2025	December 31, 2024
Ordinary Income	$23,635	$45,611
Long-Term Capital Gains	865,587	1,992,550
	$889,222	$2,038,161

BOYAR VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2025

As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Unrealized	Total
Ordinary	Long-Term	Appreciation/	Accumulated
Income	Gains	(Depreciation)	Earnings/(Deficit)
$2,366	$319,713	$13,520,478	$13,842,557

During the fiscal year ended December 31, 2025, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Permanent differences, primarily attributable to realized gain (loss) on in-kind redemptions and the utilization of earnings and profits distributed to shareholders on redemption of shares, resulted in reclassifications for the tax year ended December 31, 2025, as follows:

Paid In Capital	Distributable Earnings
$5,341,294	$(5,341,294)

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Boyar Value Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Boyar Value Fund, Inc. (the “Fund”) as of December 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 22, 2023, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 24, 2026

COHEN & COMPANY, LTD.
Registered with the Public Company Accounting Oversight Board
800.229.1099 I 866.818.4538 fax I cohenco.com

BOYAR VALUE FUND, INC.
ADDITIONAL INFORMATION (Unaudited)
December 31, 2025

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of The Boyar Value Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of the Fund’s investment advisory agreement with its investment adviser, Boyar Asset Management, Inc. (the “Adviser”) (the “Advisory Agreement”).

At a Board meeting held on May 20, 2025 the Fund’s Board of Directors (the “Board”), including all the Independent Directors, approved the continuation of the Advisory Agreement. As required by the 1940 Act, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Advisory Agreement. The Independent Directors were informed that, in selecting the Adviser and approving the continuance of the Advisory Agreement, they are authorized to engage such experts as they consider appropriate, including counsel to the Independent Directors.

The Independent Directors, both prior to the meeting and other meetings held during the current year, received materials relating to the Adviser’s investment services under the Advisory Agreement. These materials included information on (i) the investment performance of the Fund over various periods of time compared to the performance of a peer group of mutual funds, which consisted of the Fund and other large-cap value funds (the “Peer Group”), as classified by Morningstar and objectively selected by the Adviser as comparable to the Fund based upon criteria previously specified by the Independent Directors and used in prior years, and to the S&P Composite 1500 Value Index the Fund’s benchmark index (the “Benchmark Index”); (ii) sales and redemption data with respect to the Fund; (iii) the general investment outlook in the markets in which the Fund invests; (iv) arrangements with respect to the distribution of the Fund’s shares; and (v) the overall nature, quality and extent of services provided by the Adviser.

As part of the review of the continuance of the Advisory Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of their services and the reasonableness of their fees under the Advisory Agreement. The Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee and advisory fee (individually and together), 12b-1 fees, and other non-management expenses, to those incurred by the Peer Group; (ii) the Fund’s average expense ratio to those of its Peer Group (both before and after waivers); (iii) the Fund’s investment performance over various time periods to the mean performance of the Peer Group and the Fund’s benchmark index; (iv) the Adviser’s financial results and condition, including an oral discussion of the Adviser’s profitability from the services that have been performed for the Fund; (v) the Adviser’s current investment management staffing; and (vi) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the objective non-

BOYAR VALUE FUND, INC.
ADDITIONAL INFORMATION (Unaudited)(Continued)
December 31, 2025

performance-based methodology used by the Adviser to determine the Peer Group to prepare its information and the rationale for including both Peer Group, which was consistent with that used in previous years.

The Board considered several matters in connection with its renewal of the Advisory Agreement including investment performance; personnel and methods; fees and expenses; nature and quality of other services; other benefits; and economies of scale. However, the Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters that were considered. The Independent Directors also met in executive session to deliberate in their considerations of the Advisory Agreement.

The nature, extent, and quality of the services provided by the Adviser. In considering the renewal of the Advisory Agreement the Board considered the nature, extent and quality of services that the Adviser provided to the Fund, including the Adviser’s personnel and resources. The Board reviewed the services the Adviser provided in serving as investment adviser and the backgrounds of the personnel providing services to the Fund, including portfolio managers. They also reviewed information provided regarding trading and brokerage practices, risk management and compliance and regulatory matters. The Board also considered the structure of portfolio manager compensation. Based on the materials received from the Adviser, the Board concluded that the services the Adviser provided were satisfactory.

The investment performance of the Fund and Adviser. The Board reviewed performance information for the Fund compared to the Benchmark Index and Peer Group for the one-, three-, five- and ten-year and since inception periods ended April 30, 2025. The Board reviewed the Fund’s total returns compared to the total returns of its Peer Group and the Benchmark Index. The Board considered the performance of the Fund against the Peer Group and Benchmark Index. The Board also received information on the construction of the Fund’s Peer Group. Based on the materials provided to the Board and the presentations received from the Adviser, the Board, in reliance on such information, concluded that the performance of the Fund was satisfactory.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Board reviewed the Fund’s contractual advisory fee and expense ratio taking into account the Fund’s net asset size, and reviewed information comparing the advisory fee and expense ratio to those of the Fund’s Peer Group. The Board discussed the level of work involved in the Adviser’s management and oversight of the Fund and the other services that the Adviser provided to the Fund. The Board considered the nature and scope of the services provided by the Adviser, including supervision of outside service providers. In light of the nature, quality and extent of services the Adviser provided, the Board concluded that the Fund’s advisory fee was appropriate. The Board discussed the Fund’s Expense Limitation Agreement with the Adviser, and considered the Adviser’s past fee waivers with respect to the Fund.

The Board also compared the fees paid by the Fund to fees paid by other clients of the Adviser, and the Board considered the similarities and differences in the services received by such other clients as compared to the services received by the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund are appropriate and within the range of what would have been negotiated at arm’s length.

The Board reviewed the profitability of the Adviser with respect to the Fund. The Board considered the methodology for calculating profitability. Using such methodology, the Board noted that the Adviser did

BOYAR VALUE FUND, INC.
ADDITIONAL INFORMATION (Unaudited)(Continued)
December 31, 2025

accrue a profit from Fund operations without considering marketing related costs. With respect to the Adviser, the Board concluded that based on the services provided, the profit from the Adviser’s relationship with the Fund was not excessive and not unreasonable to the Fund.

The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Directors concluded that they would re-visit the issue of certain benefits to the Fund’s shareholders that might ensue from economies of scale following any significant growth in Fund assets or other change in circumstances.

Fallout Benefits. Because of its relationship with the Fund, the Adviser and its affiliates may derive ancillary benefits from Fund operations, including those derived from the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services. The Board noted that the Adviser did not anticipate any fallout benefits at this time.

Conclusion. Based on all of the information provided by the Adviser and the Board’s considerations and conclusions reached thereon, the Board determined that the compensation to be paid under the Advisory Agreement is appropriate in light of the nature, quality and extent of services provided by the Adviser, and that the continuance of the Advisory Agreement be approved.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent six month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-266-5566 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISER
Boyar Asset Management, Inc.
32 West 39th Street, 9th Floor
New York, New York 10018

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Not applicable

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)):

Attached hereto. Exhibit 99. CERT

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):

Attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Boyar Value Fund, Inc.

By	/s/ Sam Singh
Sam Singh
Principal Executive Officer/President
Date: 3/10/26

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Sam Singh
Sam Singh
Principal Executive Officer/President
Date: 3/10/26

By	/s/ Dawn Borelli
Dawn Borelli
Principal Financial Officer/Treasurer
Date: 3/10/26